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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 26, 1998

                             UNICCO SERVICE COMPANY

               (Exact Name of Registrant as Specified in Charter)

Massachusetts                   333-42407                   04-2872501
(State of Other Jurisdiction    (Commission File Number)    (IRS Employer
Incorporation)                                              Identification No.)



                        4 Copley Place, Boston, MA 02116
              (Address of Principal Executive Officer) (Zip Code)

       Registrant's telephone number, including area code: (617) 859-9100

                                 Not applicable

          (Former Name or Former Address, if changed since Last Report)


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Item 5.   Other Events.

          UNICCO Service Company ("UNICCO"), with its wholly owned subsidiary, USC, Inc., as the sole shareholder of UNICCO Security Services, Inc. ("Security"), has entered into a Stock Purchase Agreement, dated October 26, 1998 (the "Agreement"), whereby Argenbright Security, Inc. will acquire Security for $12,000,000 in cash. The consummation of the Transaction is subject to certain customary conditions specified in the Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable
          (b)  Not applicable
          (c)  Exhibits.
               10.1  Stock Purchase Agreement by and between
                     Argenbright Security, Inc., UNICCO Security
                     Services, Inc., USC, Inc. and UNICCO Service
                     Company dated October 26, 1998,

     PURSUANT to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              UNICCO Service Company
                              (Registrant)


                              By: /s/ George A. Keches
                                 -----------------------------
                              Name: George A. Keches
                              Title: Chief Financial Officer